SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

V. I. TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is being filed to include the disclosures required by Item 1.01 of the Form 8-K with respect to the separation agreement referenced below.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See disclosure set forth under Item 5.02(b) below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Not applicable.

(b) On May 9, 2005, V.I. Technologies, Inc. (“Vitex” or the “Company”) announced that John R. Barr, its President, will resign from Vitex following a transition period expected to last until July 25, 2005 (the “Separation Date”). Pursuant to a separation agreement with Mr. Barr, he will continue to perform the work as directed by the Chief Executive Officer and Board of Directors of Vitex. Mr. Barr will continue to be paid his current base salary during the transition period and will receive severance pay equal to his base salary for a twelve-month period upon effectiveness of his resignation, payable in two equal installments on the Separation Date and during the first week of January 2006.

Pursuant to the separation agreement, Vitex will issue to Mr. Barr 75,000 shares of its restricted stock, which will vest on the Separation Date if certain conditions are met. Mr. Barr’s options to purchase shares of Vitex common stock will continue to vest in accordance with their terms until the Separation Date. In addition, any options that would have vested during the twelve-month period following the Separation Date will vest on the Separation Date. All vested stock options will be exercisable through July 25, 2006. During the twelve-month period following the Separation Date, Mr. Barr will be available to assist Vitex in connection with the services performed prior to the Separation Date and will be reimbursed for reasonable costs and expenses incurred in connection with providing such assistance. Mr. Barr will also continue to be eligible for certain benefits during the twelve-month period following the Separation Date, including payment by the Company of life insurance premiums, car reimbursement, outplacement services up to a maximum of $15,000, and health insurance under COBRA, provided that such benefits shall cease upon Mr. Barr’s acceptance of employment with another employer.

Mr. Barr will remain a member of the Board of Directors until the Separation Date at which time he will resign from the Board.

(c) Not applicable.

(d) Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of V.I. Technologies, Inc. dated May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V. I. TECHNOLOGIES, INC.
Dated: May 11, 2005
	By:	/s/ Samuel K. Ackerman
Samuel K. Ackerman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of V.I. Technologies, Inc. dated May 9, 2005